VARIABLE INTEREST ENTITY	12 Months Ended
Dec. 31, 2013
VARIABLE INTEREST ENTITY [Text Block]

3.       VARIABLE INTEREST ENTITY

The Company is the primary beneficiary of iASPEC, pursuant to the Amended and Restated MSA, and iASPEC qualifies as a variable interest entity of the Company subject to consolidation. Accordingly, the assets and liabilities and revenues and expenses of iASPEC have been included in the accompanying consolidated financial statements. In the opinion of management, (i) the ownership structure of the Company, and the VIEs are in compliance with existing PRC laws and regulations; (ii) the contractual arrangements with the VIEs and its shareholder are valid and binding, and do not result in any violation of PRC laws or regulations currently in effect; and (iii) the Company’s business operations are in compliance with existing PRC laws and regulations in all material respects.

However, there are substantial uncertainties regarding the interpretation and application of current and future PRC laws and regulations. China’s legal system is a civil law system based on written statutes and unlike common law systems, it is a system in which decided legal cases have little value as precedent. As a result, China’s administrative and judicial authorities have significant discretion in interpreting and implementing statutory and contractual terms, and it may be more difficult to evaluate the outcome of administrative and judicial proceedings and the level of legal protection available than in more developed legal systems. Accordingly, the Company cannot be assured that PRC regulatory authorities will not ultimately take a contrary view to its opinion with respect to the contractual arrangements with its VIEs. Because all of these contractual arrangements are governed by PRC law and provide for the resolution of disputes through arbitration in the PRC, these contracts would be interpreted in accordance with PRC law and any disputes would be resolved in accordance with PRC legal procedures. If the VIEs or their respective shareholders fail to perform their respective obligations under the contractual arrangements of which they are a party, the Company may have to incur substantial costs and resources to enforce its rights under the contracts and rely on legal remedies under PRC law, which may not be sufficient or effective. Under PRC law, rulings by arbitrators are final, parties cannot appeal the arbitration results in courts, and the prevailing parties may only enforce the arbitration awards in PRC courts through arbitration award recognition proceedings, which would cause the Company to incur additional expenses and delays. As a result, uncertainties in the PRC legal system could limit the Company’s ability to enforce these contractual arrangements. In the event the Company is unable to enforce these contractual arrangements, it may not be able to exert effective control over the VIEs, and its ability to conduct its business may be negatively affected.

In addition, if the PRC government determines that the Company is not in compliance with applicable laws, it may revoke the Company’s business and operating licenses, require the Company to discontinue or restrict its operations, deconsolidate the Company’s interests in the VIEs, restrict its right to collect revenues, require it to restructure its operations, impose additional conditions with which it may not be able to comply, impose restrictions on its business operations or on its customers, or take other regulatory or enforcement actions against the Company that could be harmful to its business. The Company believes that the contractual arrangements with its VIEs are in compliance with current PRC laws and are legally enforceable. In the opinion of management, the likelihood of loss in respect to the Company’s current ownership structure or the contractual arrangements with VIEs is remote based on current facts and circumstances.

In order to facilitate iASPEC’s expansion and also to provide financing for iASPEC to complete the acquisition of Geo, the Company advanced RMB38 million (approximately $5.4 million) to iASPEC in two installments in 2007 and 2008, to increase iASPEC’s registered capital. In order to comply with PRC laws and regulations, the advance was made to Mr. Lin, iASPEC’s then majority shareholder, who, upon the authority and direction of the Board of Directors, forwarded the funds to iASPEC. The Company has recorded the advance of these funds as an interest-free loan to iASPEC, which was eliminated against additional capital of iASPEC in consolidation. The increase in iASPEC’s registered capital does not affect IST’s exclusive option to purchase iASPEC’s assets and shares under the MSA.

For the years ended December 31, 2013, 2012 and 2011, net loss of $2,969,204 (net loss of $3,188,700 from iASPEC, net income of $448,279 from Geo and net loss of $228,783 from Zhongtian), net loss of $992,050 (net loss of $1,038,176 from iASPEC, net income of $164,920 from Geo and net loss of $118,794 from Zhongtian), and net income of $660,781 ($385,099 from iASPEC and $275,682 from Geo) respectively have been attributed to non-controlling interest in the consolidated statements of (loss) income of the Company.

At December 31, 2013 and 2012, the consolidation of iASPEC, Geo, Bocom and Zhongtian resulted in an increase in assets of approximately $45 million and $97.17 million, respectively, an increase in liabilities (consisting primarily of accounts payable and short-term bank loans) of approximately $45.10 million and $35.62 million, respectively, and an increase in non-controlling interest of approximately $20.66 million and $21.33 million, respectively, and for the years ended December 31, 2013, 2012 and 2011 the consolidation resulted in an increase in net loss attributable to the Company of approximately $60.6 million $14.22 million, and $7.32 million respectively.

Government licenses, permits and certificates represent substantially all of the unrecognized revenue-producing assets held by the VIEs. Recognized revenue producing assets held by the VIEs consist of property, plant and equipment, and intangible assets.

The VIE’s assets and liabilities were as follows for the years ended December 31, 2013 and 2012:

	December 31,	December 31,
	2013	2012
Total current assets	$50,909,402	$81,536,006
Property, plant and equipment	4,189,867	19,550,872
Intangible assets	15,172,049	11,950,110
Total assets	74,333,391	117,886,782
Intercompany payable to the WFOE	8,957,179	14,594,613
Total current liabilities	54,130,721	51,023,219
Total liabilities	54,130,721	51,152,086
Total equity	20,655,676	21,329,717